Horace Mann Life Insurance Company Separate Account

Horace Mann Life Insurance Company Qualified Group Annuity Separate Account

Supplement dated March 22, 2016

To the Prospectuses dated May 1, 2015 and May 1, 2006

Horace Mann Life Insurance Company (the “Company”) filed an application with the Securities and Exchange Commission (“SEC”) requesting an order to allow the Company to remove certain variable investment options (“Existing Portfolios”) available under variable annuity contracts (“Contracts”) funded through the Horace Mann Life Insurance Company Separate Account and the Horace Mann Life Insurance Company Qualified Group Annuity Separate Account (the “Separate Accounts”) and substitute new options (“Replacement Portfolios”). The proposed substitutions are shown in Appendix A. The SEC entered an order approving the proposed substitutions on August 7, 2015.

In addition to receiving SEC approval of the proposed substitutions, the Company is required to obtain approval of those substitutions from a majority of Contract owners entitled to vote on the substitutions. The Company has solicited approval of the proposed substitutions by sending a proxy statement to all Contract owners who had Contract value in one or more of the Existing Portfolios on July 31, 2015 (“affected Contract owners”).

The Company has received approval of the proposed substitutions listed on Appendix A. The Company anticipates that the substitutions will occur on April 22, 2016.

Please note that:

•	On the date of the substitutions (the “Substitution Date”), Contract values attributable to investments in the Existing Portfolios will be transferred to the Replacement Portfolios, without the deduction of any charge that would otherwise apply (including any sales charges or surrender charges) and without being subject to any limitations on transfers.

•	The Company currently does not impose any restrictions (except as described in the market timing / short-term trading provisions of the prospectuses) or assess any fees, charges or penalties on transfers of Contract value between the available Subaccounts before annuity payments begin.

•	Through the date thirty (30) days following the Substitution Date:

•	Contract owners may make one transfer of Contract value from the Subaccounts investing in the Existing Portfolios (before the substitutions) or the Replacement Portfolios (after the substitutions) to any other available investment option, without the deduction of any charge that would otherwise apply (including any sales charges or surrender charges) and without being subject to any transfer limitations.

•	Except as described in any market timing / short-term trading provisions of the prospectuses, the Company will not exercise any right it may have under the Contracts to impose additional restrictions on transfers of Contract value between the available Subaccounts, including any limitations on the number of transfers permitted.

•	For Contracts under which annuity payments have begun and for which an Existing Portfolio is the funding vehicle for variable annuity payments, the Company will waive the contractual prohibition on transfers to allow one transfer to any Subaccount available to fund variable annuity payments on and after the Substitution Date.

•	The transfer of Contract values from Existing Portfolios to Replacement Portfolios will not be considered a distribution from the Contracts and will not result in any tax consequences to Contract owners. The substitutions will not alter any tax benefits associated with the Contracts or the retirement plans under which the Contracts were issued.

•	All affected Contract owners have previously received the most recent prospectus for the appropriate Replacement Portfolio(s). Within five (5) business days following the Substitution Date, Contract owners affected by the substitutions will receive written confirmation that the substitutions have been carried out as described in this supplement and written notice that restates the information contained in this supplement.

No action is required on your part at this time. Please contact your registered representative if you have any questions about this supplement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Appendix A

EXISTING AND REPLACEMENT PORTFOLIOS
Existing Portfolio	Replacement Portfolio
Delaware VIP U.S. Growth Series (Service Class)	Fidelity Index 500 Portfolio (Service Class 2)
Mid Cap
American Century VP Mid Cap Value Fund (Class 1)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)
Small Cap
Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	Dreyfus Small Cap Stock Index Portfolio (Service Shares)
Asset Allocation
Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class II)	Fidelity VIP FundsManager 50% Portfolio (Service Class 2)
Ibbotson Balanced ETF Asset Allocation Portfolio (Class II)	Fidelity VIP FundsManager 60% Portfolio (Service Class 2)
Ibbotson Growth ETF Asset Allocation Portfolio (Class II)	Fidelity VIP FundsManager 70% Portfolio (Service Class 2)
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class II)	Fidelity VIP FundsManager 85% Portfolio (Service Class 2)
International
Fidelity Emerging Markets Portfolio (Service Class 2)	American Funds New World Fund (Class 4)